Exhibit 10.23

FIRST AMENDMENT

TO THE

TECHNOLOGY LICENSE AGREEMENT

This First Amendment to the Technology License Agreement dated August 23rd, 2010 by and between Baxter Healthcare SA, a Swiss corporation having a principal place of business at Postfach, 8010, Zurich, Switzerland (hereinafter “Baxter”) and Kamada Ltd., having a place of business at Science Park, Kiryat Weizmann, 7 Sapir St., Ness-Ziona, 74036, Israel (hereinafter “Kamada”) (the “Agreement”) is entered into as of this 14th day of May, 2013 (the “Effective Date”). Baxter and Kamada shall collectively be referred to as the “Parties”.

RECITALS

WHEREAS, the Parties desire to enter into an amendment to the Agreement in order to amend the 3rd Milestone, as described hereunder and set applicable payment schedule in connection thereto (hereinafter the "First Amendment").

Now therefore, it is hereby agreed as follows:

1.	The Milestone Table set forth in Section 5.3 of the Agreement shall be replaced with the following table:

Milestone	Milestone Payment (USD)
Hand-over of [*****].	$5,000,000
[*****]	$5,000,000
Completion of transfer by [*****]	$4,500,000
[*****]	[*****]

2.	The Technology Sharing Plan, which is incorporated into the Agreement as Exhibit 1.67, shall be amended to reflect the amendment described in Section 1 above.

3.	The Parties acknowledge and agree that the 3rd Milestone has been fully achieved prior to the Effective Date. Despite the payment schedule described in Section 5.3, the Parties agree that payment in connection with achievement of the 3rd Milestone will be made no later than [*****], 2013.

[*****] Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

First Amendment to the Technology License Agreement	Page 1

4.	The Parties acknowledge and agree that payment for the first two (2) Milestones described in Section 5.3 has been completed in its entirety.

5.	All provisions of the Agreement which are not expressly amended by the terms of this First Amendment shall remain in effect and without change.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives.

BAXTER HEALTHCARE SA		KAMADA LTD.

By:	/s/ James Fischer	By:	/s/ David Tsur
Name:	James Fischer	Name:	David Tsur
Title:	VP - EMEA Bioscience Mktg.	Title:	Chief Executive Officer
Date:	10.05.2013	Date:	14/5/13

By:	/s/ Yvo Aebli	By:	/s/ Gil Efron
Name:	Yvo Aebli	Name:	Gil Efron
Title:	Director, Finance Baxter Healthcare SA	Title:	Chief Financial Officer
Date:		Date:	14/5/13

First Amendment to the Technology License Agreement	Page 2